                                                                    EXHIBIT 24.2



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Donald J. Matthews as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Global Markets Access Ltd. (the "Company"), or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the Common Shares of the Company under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.



                                        /s/ LAWRENCE S. DOYLE

                                        ----------------------------------------

                                        Lawrence S. Doyle

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Donald J. Matthews as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Global Markets Access Ltd. (the "Company"), or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the Common Shares of the Company under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.



                                        /s/ CURTIS R. JENSEN

                                        ----------------------------------------

                                        Curtis R. Jensen

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Donald J. Matthews as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Global Markets Access Ltd. (the "Company"), or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the Common Shares of the Company under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.



                                        /s/ WILLIS T. KING, JR.

                                        ----------------------------------------

                                        Willis T. King, Jr.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Donald J. Matthews as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Global Markets Access Ltd. (the "Company"), or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the Common Shares of the Company under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.



                                        /s/ MARK D. MOSCA

                                        ----------------------------------------

                                        Mark D. Mosca

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Donald J. Matthews as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form S-1 of Global Markets Access Ltd. (the "Company"), or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, or in connection with the registration of the Common Shares of the Company under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters, as fully and to all intents and purposes as he might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.



                                        /s/ PAUL T. WALKER

                                        ----------------------------------------

                                        Paul T. Walker